AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING FACILITY)

Dated as of: May 15, 2019

This AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING FACILITY) (“this Amendment”) is made and entered as of the date set forth above (the “date hereof”) by and between ARK RESTAURANTS CORP., a New York corporation, (“Borrower”) and BANK HAPOALIM B.M. (“Bank”) and amends that certain Amended and Restated Credit Agreement (Revolving Facility), dated as of June 1, 2018, between Borrower and Bank (the “Credit Agreement”, the capitalized terms used but not otherwise defined herein being used herein as therein defined). For good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), Borrower and Bank hereby agree as follows:
1.The following definitions in § 1 of the Credit Agreement are hereby amended to read as follows:
“Interest Periods” shall mean, with respect to any Advance, periods of either one (1) month, two (2) months, or three (3) months each as selected by Borrower in a Borrowing Notice or Conversion Notice for such Advance (or, if no such selection is timely made, periods of one (1) month each), the first of which begins on the date such Advance is made or a Conversion occurs with respect to it and each subsequent one of which beings when the previous one ends; provided that no Interest Period shall extend past the Maturity Date, provided further that if an Interest Period would end on a day other than Business Day, such Interest Period shall end on the next succeeding Business Day, and, provided further that, if and after a Project Costs Advance has been termed-out pursuant to §3.2(a) as a LIBOR-Based Advance, the initial Interest Period for such Project Costs Advance shall begin on the Term-Out Commencement Date for such Project Costs Advance.
“LIBOR Rate” shall mean, with respect to any Interest Period, the per annum rate of interest (carried out to the fifth decimal if available) equal to the rate determined by Bank to be the offered rate on a page or service (whether provided by Bridge Telerate, Reuters, Bloomberg, Global-Rates.com or another comparable internationally recognized service selected by Bank) that displays an average ICE Benchmark Administration Limited Interest Settlement Rate for deposits in Dollars (for delivery on the first Working Day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Working Days prior to the first Working Day of such Interest Period. At Borrower’s request, Bank shall provide Borrower with identifying information with respect to the page of service so used by Bank. If Bank determines that the rate referred to in the first sentence of this paragraph is not available, then “LIBOR” shall mean, with respect to any Interest Period, the rate determined by Bank (a) on the basis of the offered rates for deposits in Dollars for the term equivalent to such Interest Period which are offered by four major banks selected by Bank in the London interbank market at approximately 11:00 a.m. (London time) on the Working Day that is two Working Days prior to the first Working Day of such Interest Period or (b) by applying such other recognized source of London Eurocurrency deposit rates (or their equivalent) as
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Bank may select from time to time. If the reporting service used by Bank refers to thirty (30) days rather than one (1) month, sixty (60) days rather than two (2) months, and ninety (90) days rather than three (3) months, references in this definition to one (1) month, two (2) months and three (3) months, shall be read as references to thirty (30) days, sixty (60) days and ninety (90) days, respectively.
“Overall Facility Limit” shall mean at any time the lesser of (a) $10,000,000.00 and (b) $35,200,000.00 minus the Total Term Note Exposure at that time.
“Term Credit Agreement” shall mean that certain Omnibus Credit Agreement (Term Loans), dated as of June 1, 2018, by and between Bank and Borrower, as amended or restated from time to time (including without limitation by that certain Amendment to Omnibus Credit Agreement (Term Loans), dated as of the First Amendment Date, by and between Bank and Borrower.
“Term Facility Notes” shall mean those certain four Term Promissory Notes, dated June 1, 2018, made by Borrower to Bank’s order in an aggregate principal amount of $15,000,000.00 and those certain two Term Promissory Notes, dated the First Amendment Date, made by Borrower to Bank’s order in the aggregate principal amount of $10,200,000.00, and any modification, renewal, or consolidation thereof or substitute therefor.
2. The following definitions are hereby added to § 1 of the Credit Agreement:
“Applicable Prime Margin” shall mean a percentage based on the prevailing Fixed Charge Coverage Ratio as set forth in the table below. Any change in the Applicable Prime Margin shall become effective five (5) Business Days after Bank’s receipt of a Compliance Certificate and related quarterly financial statements containing a quarterly Fixed Charge Coverage Ratio computation. If at any time such a Compliance Certificate and related quarterly financial statements are not delivered within the time period specified herein, the Applicable Prime Margin shall be 2.25% until five (5) Business Days after actual receipt by Bank of such Compliance Certificate and related quarterly financial statements.

Fixed Charge Coverage Ratio	Applicable Prime Margin
Less than 1.25:1	2.25%
Greater than or equal to 1.25:1, but less than or equal to 1.50:1	2.00%
Greater than 1.50:1	1.75%

“Conversion” shall mean, with respect to a Prime-Based Advance, its conversion into a LIBOR-Based Advance and, with respect to a LIBOR-Based Advance, either its conversion into a Prime-Based Advance or its continuation as a LIBOR-Based Advance but with a changed Interest Period.
“Conversion Notice” shall have the meaning given that term in § 3.1(a)(ii).
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“First Amendment Date” shall mean the date in May, 2019, which an Amendment to Amended and Restated Credit Agreement (Revolving Facility) between Borrower and Bank is dated.
“Interest Payment Dates” shall mean (a) with respect to each Prime-Based Advance, the last day of each calendar month and the Maturity Date and (b) with respect to each LIBOR-Based Advance, the last day of each calendar month, the last day of each Interest Period for such Advance and the Maturity Date.
“LIBOR-Based Advance” shall mean an Advance bearing interest at a LIBOR-Based Rate.
“LIBOR-Based Rate” shall mean, for each Interest Period, the LIBOR Rate for such Interest Period plus the then Applicable LIBOR Margin.
“Prime-Based Advance” shall mean an Advance bearing interest at the Prime-Based Rate.
“Prime-Based Rate” shall mean at any time the Prime Rate in effect at that time plus the then Applicable Prime Margin. The Prime-Based Rate shall change on each date a change in the Prime Rate becomes effective.
3. § 2.3 of the Credit Agreement is hereby amended to read as follows:
§2.3 Use of Advances. Each Advance shall be used either to pay the Project Costs of a Project (in which case it is sometimes referred to herein as a "Project Costs Advance"), to purchase one or more Condominium Units (in which case it is sometimes referred to herein as a "Condominium Acquisition Advance"), or for the working capital needs approved by Bank (in its sole discretion) of Borrower or one or more Subsidiaries (in which case it is sometimes referred to herein as a "Working Capital Advance"). Each Advance shall be deposited in the Borrowing Account. In the case of a Project Costs Advance, Borrower shall then contribute the funds thus deposited to the Project Subsidiary that owns or leases or will acquire the Restaurant that is the subject of the related Project. Borrower shall ensure that the funds thus contributed are used exclusively to pay the Project Costs for that Project in accordance with the related Approved Project Budget (or, in the case of an acquisition only, the approved purchase and sale agreement). No more than five (5) Project Costs Advances shall be made for any one Project, the Project Cost Advances for any one Project shall not exceed a total of $5,000,000.00 or, if the Project is an acquisition, the financed amount of the acquisition as approved by Bank, and all Project Costs Advances for any one Project shall be made only during the Project Draw Period applicable to the Project Costs Advances for that Project (or, if the Project is an acquisition only, only on or about the date of the acquisition). In the case of a Condominium Acquisition Advance, Borrower shall then contribute the funds deposited in the Borrower Account to Permitted Real Estate Subsidiary. Borrower shall ensure that the funds thus contributed are used exclusively to pay the costs of acquiring one or more Condominium Units. Condominium Acquisition Advances shall not exceed in the aggregate $1,000,000.00 in any Fiscal Year. In the case of a Working Capital Advance, Borrower shall either use the funds deposited in the Borrower Account for its own working capital needs or shall contribute them to one or more Subsidiaries to be used by them for their
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working capital needs; and, in the latter case, Borrower shall ensure that the funds thus contributed are used exclusively for such Subsidiaries' working capital needs. No Advance shall be made after the Commitment Termination Date (though any Advance that is made after the Commitment Termination Date shall be subject to and governed by the Credit Documents). Notwithstanding the first sentence of § 2.3, Bank may, in its discretion, apply any part of any Advance to pay any Debt owed by Obligor that is secured by a Lien (other than a Permitted Lien) on any of the Collateral.
4. § 3.1(a) of the Credit Agreement is hereby amended to read as follows:
§ 3.1. Interest Rates Payments.
(a)(i) Each Advance outstanding on the First Amendment Date shall continue as a LIBOR-Based Advance with one (1)-month Interest Periods unless and until a Conversion occurs with respect to it. Each LIBOR-Based Advance with Interest Periods of a particular duration shall continue as such unless and until a Conversion occurs with respect to such Advance, and each Prime-Based Advance shall continue as such unless and until a Conversion occurs with respect to such Advance. Each Borrowing Notice for an Advance made after the First Amendment Date shall indicate whether the Advance is initially to be a LIBOR-Based Advance (and, if so, with what initial Interest Periods) or a Prime-Based Advance (if it fails to do so, such Advance shall be initially a LIBOR-Based Advance with one (1) month Interest Periods). For the avoidance of doubt, at any point in time, each then outstanding Advance shall be either a LIBOR-Based Advance (bearing interest at a LIBOR-Based Rate) or a Prime-Based Advance (bearing interest at a Prime-Based Rate).
(ii) Borrower may make a Conversion with respect to an Advance as follows (each notice described below in this paragraph is referred to as a “Conversion Notice”): To make a conversion of a Prime-Based Advance into a LIBOR-Based Advance, Borrower shall give to Bank a Conversion Notice at least two (2) Business Days before a date on which the Conversion is requested to become effective, which Conversion Notice must specify the Advance to which the Conversion will apply, the date on which the Conversion is requested to become effective (if such date is not specified, Bank may select the date) and whether the Interest Period durations for the Advance will initially be one (1) month, two (2) months or three (3) months (if it fails to indicate one of such Interest Periods, such Interest Periods for such converted Advance shall initially be one (1) month in duration). To make a Conversion of a LIBOR-Based Advance into a Prime-Based Advance, Borrower shall give to Bank a Conversion Notice at least two (2) Business Days before the last day of the then current Interest Period for such Advance, which Conversion Notice must specify the Advance to which the Conversion is to apply, and such Conversion shall become effective immediately after the last day of such then current Interest Period for such Advance. To make a Conversion of a LIBOR-Based Advance with Interest Periods of one duration in a LIBOR-Based Advance with Interest Periods of a different duration, Borrower shall give to Bank a Conversion Notice at least two (2) Business Days before the last day of the then current Interest Period for such Advance, which Conversion Notice must indicate the Advance to which the Conversion is to apply and whether the changed Interest Periods after the Conversion will initially be one (1) month, two (2) months or three (3) months each (if it fails to indicate one of such
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Interest Periods, the initial Interest Periods after the Conversion shall initially be one (1) month in duration), and such Conversion shall become effective immediately after the last day of the then current Interest Period for such Advance.
(iii) If and while it is a LIBOR-Based Advance, interest shall accrue on the outstanding principal amount of each Advance, during each Interest Period for such Advance, at the LIBOR-Based Rate for such Interest Period; and, if and while it is a Prime-Based Advance, interest shall accrue on the outstanding principal amount of each Advance at the Prime-Based Rate. Notwithstanding anything to the contrary in this § 3.1(a), after the maturity of an Advance and, if Bank elects, while an Event of Default exists prior to such maturity, interest shall accrue on the outstanding principal amount of such Advance at a per annum rate equal to the Default Rate. Absent manifest error, Bank’s computations of interest shall be conclusive and binding on Borrower.
(iv) Borrower shall pay accrued interest on each Advance on each Interest Payment Date for such Advance, provided that Borrower shall pay any interest accrued at the Default Rate on demand.
5. § 3.1(c) of the Credit Agreement is hereby amended to read as follows:
If at any time Bank, in the reasonable exercise of its discretion, determines that for any period (i) Dollar deposits for the applicable Interest Period are not available to Bank in the London interbank market, (ii) the LIBOR Rate does not reflect the cost to Bank of maintaining the Advances, (iii) any change in financial, political or economic conditions or the currency exchange rates makes it impractical for Bank to accrue interest on Advances at a rate based upon the LIBOR Rate, (iv) any change in Applicable Law makes it unlawful for Bank to accrue interest on Advances at a rate based upon LIBOR Rate, or (v) quotes for the LIBOR Rate are not readily available, and so notifies Borrower, then, on a date specified by Bank, each then outstanding LIBOR-Based Advance shall convert to a Prime-Based Advance and all Advances made thereafter shall be Prime-Based Advances.
6. § 3.2(a) of the Credit Agreement is hereby amended to read as follows:
Borrower shall repay the entire principal of each Advance on the Maturity Date provided that, unless a later maturity for such Working Capital Advance is approved by Bank in writing, Borrower shall repay the entire principal of each Working Capital Advance on the earlier of the Maturity Date and twelve (12) months after its disbursement. Notwithstanding the foregoing, Bank may, at its sole discretion, at any time after the final or only Project Costs Advance for a Project is disbursed, notify Borrower that monthly principal payments on such Project Costs Advances will be required to be made by Borrower; and if Bank so notifies Borrower, then, on a date specified by Bank in its notification (the “Term-Out Commencement Date” for such Project Costs Advance or Advances), all of such Project Costs Advances for such Project shall be consolidated on a date specified by Bank (if there is more than one such Project Costs Advance for such Project), one month after that Term-Out Commencement Date and every month thereafter Borrower shall make to Bank constant monthly payments of principal each in an amount such that monthly payments of that amount up to and
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including the Term-Out Maturity Date for such Project Costs Advances will fully amortize the aggregate principal amount of such Project Costs Advances on that Term-Out Commencement Date, and Borrower shall pay to Bank the entire amount of any such aggregate principal amount then remaining unpaid on such Term-Out Maturity Date. Borrower shall duly execute and deliver to Bank, at least five (5) Business Days before any Term-Out Commencement Date for the Project Costs Advance or for a Project, a Term Note in the form of Exhibit B hereto with appropriate insertions satisfactory to Bank that conform to the preceding sentence and evidencing such Project Costs Advance or Advances (each a “Term Note”) and, if Borrower fails to do so, such Project Costs Advance or Advances shall immediately be due and payable in full (together with any and all accrued interest thereon) on such Term-Out Commencement Date (without jeopardizing Bank’s right to declare an Event of Default based on the failure). As used hereinabove, the “Term-Out Maturity Date” for the Project Costs Advance or Advances for a particular Project shall be a date selected by Bank in its sole discretion that is not less than six (6) months after the Term-Out Commencement Date for such Project Costs Advance or Advances.
7. Exhibits A-1, A-2 and A-3 to the Credit Agreement are hereby replaced with Exhibits A-1, A-2 and A-3, respectively, to this Amendment.
8. Borrower hereby reaffirms and remakes each Representation and Warranty contained in § 6 of the Credit Agreement as though such Representation and Warranty were made on and as of the date hereof.
9. Borrower shall pay (or, if already paid, reimburse Bank for), on demand: (a) all reasonable costs and expenses in connection with the preparation, execution, delivery, filing, recording and administration of this Amendment and/or any of the Credit Documents executed in connection with it, including the reasonable fees and out-of-pocket expenses of counsel for Bank, and (b) without limiting the generality of Clause (a) above or of § 11.2 of the Credit Agreement, all appraisal fees, all environmental review costs, all title insurance premiums, all search costs, all filing fees and all collateral inspection expenses, Bank is hereby irrevocably authorized (but not required) to deduct any of the foregoing items from any account of Borrower with Bank; provided that the Bank shall provide to Borrower a statement of such items before any such deduction. In addition, Borrower shall pay on demand any and all documentary stamp, intangibles and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of any of the Credit Documents executed in connection with this Amendment. Bank may deduct any of the aforementioned costs, expenses or taxes from any Advance or any account of Borrower with Bank.
10. Borrower acknowledges that no Default or Event of Default exists as of the date hereof, acknowledges that it has no defense, counterclaim or offset, or any rights therefor, with respect to the Obligations outstanding on the date hereof, and waives and releases any such defense, counterclaim or offset, or any rights therefor that it may have. Neither this Amendment nor any of the other Credit Documents delivered in connection herewith shall constitute a novation of the indebtedness and security interests in effect on the date hereof with respect to any of the Obligations. BORROWER HEREBY RELEASES BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FROM ANY CLAIMS, CAUSES OF ACTION, COSTS OR EXPENSES ORIGINATING IN WHOLE OR IN PART BEFORE THE DATE OF THIS AGREEMENT WITH RESPECT TO THE OBLIGATIONS OUTSTANDING ON THE DATE HEREOF, THE DOCUMENTATION THEREFOR AND THE COLLATERAL THEREFOR.
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11. BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS CLAIMS OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS TO WHICH EITHER IS A PARTY. BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK NOR BANK’S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION HAVE BEEN A MATERIAL INDUCEMENT TO BANK TO ENTER INTO THIS AGREEMENT AND TO MAKE ADVANCES HEREUNDER.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date hereof.

ARK RESTAURANTS CORP.

By: /s/ Michael Weinstein
Name: Michael Weinstein
Title: CEO

(Signature Page for Amendment to Amended and Restated
Credit Agreement (Revolving Facility) – Document #17856018

8

BANK HAPOALIM B.M.
By: /s/ Mitchell Bahnett
Name: Mitchell Bahnett
Title: Executive Vice President

By: /s/ Joseph Romano
Name: Joseph Romano
Title: First Vice President

(Signature Page for Amendment to Amended and Restated
Credit Agreement (Revolving Facility) – Document #17856018

9

EXHIBIT A-1

FORM OF BORROWING NOTICE FOR
PROJECT Costs ADVANCE BORROWING NOTICE

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BORROWING NOTICE

Bank Hapoalim B.M.      Date:
1120 Avenue of the Americas     Project Name:
New York, New York 10036-2790    Borrowing Notice No.:
Attention:

Re: Amended and Restated Credit Agreement (Revolving Facility) dated as of a date in April, 2018 (the “Credit Agreement”) by and between Ark Restaurants Corp., a New York corporation (“Borrower”) and Bank Hapoalim B.M. (“Bank”) as amended

a.Pursuant to the Credit Agreement, Borrower hereby requests a Project Costs Advance in the amount of $___________ to be contributed by Borrower to _________________ [insert name of Project Subsidiary] (“Project Subsidiary”) to be used to pay Project Costs for ______________________ [insert name of Project] (the “Project”) in accordance with the Approved Project Budget for that Project. Said Project Costs Advance is requested to be initially (check applicable box) ☐ a Prime-Based Advance or ☐ a LIBOR-Based Advance with initial Interest Periods of (check applicable box) ☐ one(1) month ☐ two (2) months ☐ three (3) months. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement. Borrower acknowledges that the amount of the requested Advance is subject to inspection, verification and available funds.
2. Borrower agrees to provide, if requested by Bank, a listing of all vendors showing the name and the amount currently due each party for whom Project Subsidiary is obligated for labor, material and/or services supplied with respect to the Project. This information would be provided in support of the amount of the Advance requested in this Borrowing Notice.
3. Borrower hereby represents and warrants that, except as otherwise disclosed in Section 7 hereof:
(a) Borrower is in compliance with all of the conditions precedent to the Advance requested hereby set forth in the Credit Agreement;
(b) All Representations and Warranties made hereunder or under any of the Credit Documents are true and correct in all material respects as of the date hereof, except to the extent such Representation and Warranty is made as of a specified date, in which case such Representation and Warranty is true and correct in all material respects as of such specified date;
(c) No Default or Event of Default exists as of the date hereof, with or without giving effect to such Advance and to the application of the proceeds thereof;
(d) All Advances previously disbursed to Borrower have been used for the purposes set forth in the Credit Agreement;

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(e) All outstanding claims for labor, materials and/or services furnished for the Project prior to the date hereof have been paid or will be paid with the Advance requested hereby;
(f) All Project Costs for the Project incurred prior to the date hereof are in substantial compliance with the Approved Project Budget for the Project;
(g) Borrower understands that this Borrowing Notice is made for the purposes of inducing Bank to make a Project Costs Advance to Borrower and that, in making such Advance, Bank will rely upon the accuracy of the matters stated herein.
4. Disbursement of the requested Advance may be subject to the receipt by Bank of fulfillment of the conditions set forth in a title report or certificate from a title company stating that no claims have been filed of record adversely affecting the title of Project Subsidiary to the Project Subsidiary Collateral subsequent to the filing of the Mortgage.
5. Borrower hereby certifies that the statements made in this Borrowing Notice and any documents submitted herewith an identified herein are true and correct in all material respects. Borrower further certifies that it has caused this Borrowing Notice to be signed on its behalf by the undersigned, who is an Authorized Representative.
6. Borrower requests that this Advance be made to, and the funds for such Advance be deposited in, the Borrowing Account with Bank.
7. Disclosure:
IN WITNESS WHEREOF, Borrower has executed and delivered this Borrowing Notice to Bank as of the date set forth above.
ARK RESTAURANTS CORP.

By: /s/ Michael Weinstein
Name: Michael Weinstein
Title: CEO

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EXHIBIT A-2

FORM OF BORROWING NOTICE FOR
WORKING CAPITAL ADVANCE

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BORROWING NOTICE

Bank Hapoalim B.M.      Date:
1120 Avenue of the Americas     Project Name:
New York, New York 10036-2790    Borrowing Notice No.:
Attention:

Re: Amended and Restated Credit Agreement (Revolving Facility) dated as of a date in April, 2018 (the “Credit Agreement”) by and between Ark Restaurants Corp., a New York corporation (“Borrower”) and Bank Hapoalim B.M. (“Bank”)

1. Pursuant to the Credit Agreement, Borrower hereby requests a Working Capital Advance in the amount of $___________ to be used as follows:

Said Project Costs Advance is requested to be initially (check applicable box) ☐ a Prime-Based Advance or ☐ a LIBOR-Based Advance with initial Interest Periods of (check applicable box) ☐ one(1) month ☐ two (2) months ☐ three (3) months. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement. Borrower acknowledges that the amount of the requested Advance is subject to inspection, verification and available funds.
2. Borrower hereby represents and warrants that, except as otherwise disclosed in Section 5 hereof:
(a) Borrower is in compliance with all of the conditions precedent to the Advance requested hereby set forth in the Credit Agreement;
(b) All Representations and Warranties made hereunder or under any of the Credit Documents are true and correct in all material respects as of the date hereof, except to the extent such Representation and Warranty is made as of a specified date, in which case such Representation and Warranty is true and correct in all material respects as of such specified date;
(c) No Default or Event of Default exists as of the date hereof, with or without giving effect to such Advance and to the application of the proceeds thereof;
(d) All Advances previously disbursed to Borrower have been used for the purposes set forth in the Credit Agreement;
(e) Borrower understands that this Borrowing Notice is made for the purposes of inducing Bank to make a Working Capital Advance to Borrower and that, in making such Advance, Bank will rely upon the accuracy of the matters stated herein.

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3. Borrower hereby certifies that the statements made in this Borrowing Notice and any documents submitted herewith an identified herein are true and correct in all material respects. Borrower further certifies that it has caused this Borrowing Notice to be signed on its behalf by the undersigned, who is an Authorized Representative.
4. Borrower requests that this Advance be made to, and the funds for such Advance be deposited in, the Borrowing Account with Bank.
5. Disclosure:
IN WITNESS WHEREOF, Borrower has executed and delivered this Borrowing Notice to Bank as of the date set forth above.
ARK RESTAURANTS CORP.

By: /s/ Michael Weinstein
Name: Michael Weinstein
Title: CEO

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EXHIBIT A-3

FORM OF BORROWING NOTICE FOR
CONDOMINIUM ACQUISITION ADVANCE

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BORROWING NOTICE

Bank Hapoalim B.M.      Date:
1120 Avenue of the Americas
New York, New York 10036-2790    Borrowing Notice No.:
Attention:

Re: Amended and Restated Credit Agreement (Revolving Facility) dated as of a date in April, 2018 (the “Credit Agreement”) by and between Ark Restaurants Corp., a New York corporation (“Borrower”) and Bank Hapoalim B.M. (“Bank”)

1. Pursuant to the Credit Agreement, Borrower hereby requests a Condominium Acquisition Advance in the amount of $___________ to be contributed by Borrower to Ark Island Beach Real Estate, LLC (“Permitted Real Estate Subsidiary”) to be used by Permitted Real Estate Subsidiary to purchase the following Condominium Unit(s) in Island Beach Club, a Condominium, in St. Lucie County, Florida (the “Units”):

Attached hereto is a copy of the purchase contract(s) for the Units. Said Project Costs Advance is requested to be initially (check applicable box) ☐ a Prime-Based Advance or ☐ a LIBOR-Based Advance with initial Interest Periods of (check applicable box) ☐ one(1) month ☐ two (2) months ☐ three (3) months. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement. Borrower acknowledges that the amount of the requested Advance is subject to inspection, verification and available funds.
2. Borrower hereby represents and warrants that, except as otherwise disclosed in Section 6 hereof:
(a) Borrower is in compliance with all of the conditions precedent to the Advance requested hereby set forth in the Credit Agreement;
(b) All Representations and Warranties made hereunder or under any of the Credit Documents are true and correct in all material respects as of the date hereof, except to the extent such Representation and Warranty is made as of a specified date, in which case such Representation and Warranty is true and correct in all material respects as of such specified date;
(c) No Default or Event of Default exists as of the date hereof, with or without giving effect to such Advance and to the application of the proceeds thereof;
(d) All Advances previously disbursed to Borrower have been used for the purposes set forth in the Credit Agreement;

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(e) Borrower understands that this Borrowing Notice is made for the purposes of inducing Bank to make a Condominium Acquisition Advance to Borrower and that, in making such Advance, Bank will rely upon the accuracy of the matters stated herein.
3. Disbursement of the requested Advance will be subject to fulfillment of the conditions set forth in §5.3 of the Credit Agreement.
4. Borrower hereby certifies that the statements made in this Borrowing Notice and any documents submitted herewith an identified herein are true and correct in all material respects. Borrower further certifies that it has caused this Borrowing Notice to be signed on its behalf by the undersigned, who is an Authorized Representative.
5. Borrower requests that this Advance be made to, and the funds for such Advance be deposited in, the Borrowing Account with Bank.
6. Disclosure:
IN WITNESS WHEREOF, Borrower has executed and delivered this Borrowing Notice to Bank as of the date set forth above.
ARK RESTAURANTS CORP.

By: /s/ Michael Weinstein
Name: Michael Weinstein
Title: CEO

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